UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 18, 2017 (July 16, 2017)

MARATHON PATENT GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-36555	01-0949984
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11100 Santa Monica Blvd., Ste. 380 Los Angeles, CA	90025
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 232-1701

(Former name or former address, if changed since last report)

Copies to:

Harvey J. Kesner, Esq.

Sichenzia Ross Ference Kesner LLP

61 Broadway, 32nd Floor

New York, New York 10006

Telephone: (212) 930-9700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On July 17, 2017, Marathon Patent Group, Inc. (the “Company”) and the purchasers (the “Holders”) of securities in the Company’s April 21, 2017 offering (the “Offering”) entered into separate exchange agreements (the “Agreememts”).  Under the terms of the Agreements, the Holders agreed to exchange warrants to purchase 2,280,000 shares of the common stock for 2,394,000 shares of common stock of the Company (the “Exchange Shares”) and waived and terminated their rights to participate in or approve any future offering of securities by the Company and other matters related to the Company.  Holders maintain their rights to Exercise the Warrants until the Exchange has been approved by the Company’s shareholders. Under NASDAQ Rule 5635(d) and the Agreements, the Company is required to obtain shareholder approval prior to issuing the Exchange Shares (“Shareholder Approval”).

The Company has agreed on or before October 15, 2017 to prepare and file a registration statement registering the Exchange Shares for sale under the Securities Act of 1933, as amended, and to use its best efforts to cause such registration statement to be declared effective on or prior to November 1, 2017.  The Company is obligated to pay the Holder 1% of the Subscription Amount (up to a maximum of 6%) pro rata for any partial months, in which such registration statement has not been filed, or declared effective.

The Company is required to hold a shareholder meeting within 45 days (the “Shareholder Approval Deadline”) of the date hereof for the purpose of approval of the issuance of the Exchange Shares and if not so approved, shall within 90 days hold another meeting until such time as the Exchange Shares issuable under the Agreement is approved.  In the event that shareholder approval has not been obtained the Company is obligated to pay the Holder for each 45 day period following the Shareholder Approval Deadline, 1% of the Subscription Amount (up to a maximum of 12%) pro rata for any partial months.

The Company entered into the Agreements in order to provide the Company with additional flexibility with respect to financing of the Company, in order to restructure the Warrants and to revise the capitalization of the Company.  Under the Agreements, Holders have terminated all participation and other rights related to the Offering and the securities issued in order to facilitate recapitalization of the Company.

The Company has relied upon the exemption from registration provided by Section 3(a)(9) under the Securities Act of 1933, in connection with the issuance of the Exchange Securities

The foregoing summary of the terms of the Exchange Agreement is incomplete and subject to, and qualified in its entirety by, the actual terms of the Exchange Agreement the form of which is attached as Exhibit 10.1 hereto, which is hereby incorporated by reference. Each of the Exchange Agreements are substantially identical.

Item 9.01 Financial Statements and Exhibits

(d)  Exhibits

10.1        Form of Exchange Agreement between the Company and the Holders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 18, 2017

MARATHON PATENT GROUP, INC.

By:	/s/ Francis Knuettel II
Name: Francis Knuettel II
Title: Chief Financial Officer